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                                                                    Exhibit 10.8


THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 ("THE ACT"), NOR UNDER APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

ISSUE DATE:  February 14, 2001

AMOUNT:      $_________                                          Note No. A-____


                                NGE LEASING, INC.
              SERIES A 10% SUBORDINATED NOTE DUE DECEMBER 31, 2006

1.    PROMISE TO PAY

1.1 Promise to Pay - FOR VALUE RECEIVED, NGE LEASING, INC., a Texas corporation with its principal executive office at 2911 South CR 1260, Midland, Texas 79706 (the "Company"), promises to pay to the order of _____________, located at __________ (the "Lender"), on December 31, 2006 or such date specified below (the "Maturity Date"), the principal sum of $_______ (the "Principal Sum"). Interest at the rate of 10% per annum on the Principal Sum will be compounded and payable annually, with the first interest payment due December 31, 2001.

1.2 Maturity Date - The Maturity Date of this Series A 10% Subordinated Note (the "Note") is December 31, 2006. The Company shall pay the Principal Sum outstanding to the Lender in lawful money of the United States of America on the Maturity Date at the address of the Lender set out above or such other address as the Lender designates by written notice to the Company prior to the payment being made. This Note may be pre-paid in whole or in part at any time without penalty.

1.3 Events of Default - The whole of the Principal Sum or the balance remaining unpaid, together with any accrued and unpaid interest may, at the option of the Lender, become immediately due and payable upon the occurrence of any of the following events (each event being called an "event of default"):

      (a) the Company defaults in payment of the Principal Sum on the Maturity Date and the default continues for 30 days after written notice of the default to the Company by the Lender;

      (b) the Company has not paid an annual interest payment for any year when due and the default continues for 60 days after written notice of the default to the Company by the Lender;

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      (c)   the Company defaults in the performance or observance of any other covenant or condition of the Note and the default continues for 60 days after written notice of the default to the Company by the Lender;

      (d) an order is made for the winding-up of the Company; a petition is filed by or against the Company; an assignment for the benefit of creditors is made by the Company; a receiver or agent is appointed in respect of the Company under any bankruptcy or insolvency legislation, or by or on behalf of a secured creditor of the Company; or an application is made under the United States Bankruptcy Code or any successor or similar legislation;

      (e) the Company ceases to carry on its business or disposes of substantially all of its assets; or

      (f) the Company takes any corporate proceedings for its dissolution or liquidation.

1.4 Unsecured Loan; Subordinated to Prior Debt - This Note is not secured by collateral. The indebtedness represented by this Note is subordinate to secured indebtedness of the Company.

1.5 Guaranty of Debt - The payment of principal and interest under this Note is guaranteed by Natural Gas Services Group, Inc. in the event NGE Leasing, Inc. defaults on the payment of principal or interest.

2.    REGISTERS OF THE COMPANY

2.1 The Company shall, at all times while this Note is outstanding, cause to be kept by and at the principal office of the Company, registers in which will be entered the Lender's name and address and particulars of this Note held by it. No transfer, exchange or conversion of this Note will be valid unless made by the Lender or its administrators or other legal representatives or its attorney duly appointed by an instrument in writing unless in form and execution satisfactory to the Company acting reasonably upon compliance with such requirements as are set out in this Note, and such other requirements as the Company acting reasonably may prescribe, and unless the transfer has been duly entered on one of the appropriate registers or noted on this Note by the Company or other registrar.

2.2 The registers referred to above will at all reasonable times be open for inspection by the Lender.

2.3 Subject to restrictions under the Securities Act of 1933 and similar laws, the Lender may at any time and from time to time have this Note transferred at any of the places at which a register is kept pursuant to the provisions of this section, in accordance with such reasonable regulations as the Company may prescribe.


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3.    GENERAL

3.1 Ownership of Note - The Company will not be charged with notice of nor be bound to see to the execution of any trust, whether expressed, implied or constructive, in respect of this Note and the Company may transfer this Note on the direction of the Lender whether named as trustee or otherwise, as though that person were the beneficial owner.

3.2 Notice and Other Instruments - Any notice, demand or other communication required or permitted to be given to a party must be in writing and must be:

      (a) personally delivered to that party or a director or officer of that party; or

      (b) except during a period of strike, lock-out or other postal disruption, sent by registered mail, postage prepaid to the address of that party set forth on page one; or

      (c) sent by telegraph, telecopier or telex or similar communication tested prior to sending and confirmed by prepaid registered or certified mail to the address of that party set forth on page one;

and will be deemed to have been received by that party on the earliest of the date of delivery under paragraph (a), the actual date of receipt where mailed under paragraph (b) and the day following the date of communication (otherwise than by mail) under paragraph (c). Any party may give written notice to the other party of a change of address to some other address, in which event any communication must thereafter be given to that party, at the last such changed address of which the party communicating has received written notice.

3.3 Headings - Headings to the sections, paragraphs, subparagraphs and clauses of this Note have been inserted for convenience of reference only, and are not to affect its construction.

3.4 Governing Law - This Note and the rights, remedies, powers, covenants, duties and obligations of the parties will be construed in accordance with and governed by the laws of the State of Colorado and the federal laws of the United States.

3.5 Arbitration - Any controversy, claim, dispute and matters of difference with respect to this Agreement and the transactions contemplated by it must be resolved through submission to arbitration in Denver, Colorado according to the rules and practices of the American Arbitration Association from time to time in force.

3.6 Severability - If any provision of this Note is or becomes invalid, illegal or unenforceable in any respect, that fact will not affect the validity, legality or enforceability of the remaining provisions of this Note or any valid, legal or enforceable parts of the impugned provision.

3.7 Binding on Successors - This Note will inure to the benefit of and be binding upon each of the parties and their respective heirs, executors, administrators, successors and permitted assigns.

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3.8   Amendment and Waiver - This Note may not be amended, waived, discharged or terminated except by a document executed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

3.9 Entire Agreement - This Note, together with the Subscription Agreement and Investment Letter between Natural Gas Services Group, Inc. and the Lender, sets out the entire agreement and understanding of the Company and the Lender with respect to the loan and supersedes all prior oral and written agreements, undertakings and understandings.

                                                NGE LEASING, INC.

                                                By:_____________________________

                                                Title:_______________________


                                                GUARANTOR:

                                                NATURAL GAS SERVICES GROUP, INC.

                                                By:_____________________________

                                                Title:_______________________



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